EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Joseph La Rosa, the Chief Executive Officer and President of La Rosa Holdings Corp. (the “Company”), hereby certify, that, to my knowledge:

1.

The Quarterly Report on Form 10-Q for the period ended September 30, 2023 (the “Report”) of the Company fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 20, 2023

/s/ Joseph La Rosa
Name:	Joseph La Rosa
Title:	Founder, Chief Executive Officer, and Director
(Principal Executive Officer)